                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Names:                  DST Global III, L.P.
                        DST Managers Limited
                        DST Global Advisors Limited
                        Cardew Services Limited
                        Orland Properties Limited

Address:                c/o Tulloch & Co.
                        4 Hill Street
                        London W1J 5NE
                        United Kingdom

Designated Filer:       DST Global III, L.P.

Issuer & Ticker Symbol: Facebook, Inc. (FB)

Date of Event Requiring
Statement:              5/22/12

Signature:              /s/ Alastair Tulloch
                        --------------------
                        Secretary

Name:                   The Yury Milner Trust

Address:                c/o Tulloch & Co.
                        4 Hill Street
                        London W1J 5NE
                        United Kingdom

Designated Filer:       DST Global III, L.P.

Issuer & Ticker Symbol: Facebook, Inc. (FB)

Date of Event Requiring
Statement:              5/22/12

Signature:              /s/ Alastair Tulloch
                        --------------------
                        Trustee